                                     ANNUAL
                                FINANCIAL REPORT


                                DECEMBER 31, 2000

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                  For each share of capital stock outstanding*

                                         Year         Year         Year         Year         Year         Year         Year
                                          End          End          End          End          End          End          End
                                        12/31        12/31        12/31        12/31        12/31        12/31        12/31
                                         2000         1999         1998         1997         1996         1995         1994

NET ASSET VALUE AT BEGINNING
OF PERIOD                              $28.85       $28.54       $32.07       $30.87       $30.51       $28.14       $30.00
                                       ------       ------       ------       ------       ------       ------       ------

Investment Income                        $.79         $.66         $.52         $.64         $.73         $.75         $.72

Expenses                                  .42          .38          .37          .38          .39          .40          .40
                                          ---          ---          ---          ---          ---          ---          ---

Net Investment Income                     .37          .28          .15          .26          .34          .35          .32

Net realized & Unrealized
gain (Loss) on investment                14.93        2.14        (3.22)        3.16         3.72         5.14        (1.43)
                                         -----        ----        -----         ----         ----         ----        -----

Total from Investment operations        15.30         2.42        (3.07)        3.42         4.06         5.49        (1.11)

Distributions from net
investment income                        (.37)        (.28)        (.15)        (.26)        (.34)        (.35)        (.32)

Distributions from net
realized gain                           (2.12)       (1.83)        (.16)       (1.96)       (3.36)       (2.77)        (.43)
                                        -----        -----         ----        -----        -----        -----         ----

Total Distributions                     (2.49)       (2.11)        (.31)       (2.22)       (3.70)       (3.12)        (.75)

Net change in net asset value           12.44          .31        (3.53)        1.20          .36         2.37        (1.86)

Net asset value as of end
of the period (after dividend)          41.29        28.85       $28.54        32.07        30.87        30.51        28.14
                                        =====        =====       ======        =====        =====        =====        =====

Total return

(Sales load not reflected)               51.7%         8.5%         (10%)       11.1%        13.3%        19.5%        (3.7)%

Net assets, end of period             $52,773      $32,555      $33,021      $37,941      $35,549      $32,236      $28,368

Ratio of operating expense
to net assets**                          1.11%        1.13%        1.18%        1.15%        1.21%        1.28%        1.30%
Ratio of net investment income
to average net assets**                  1.01%         .89%         .49%         .79%        1.04%        1.12%        1.04%

Portfolio turnover                       59.7%        87.3%        32.4%        53.9%        51.2%       48.72%       33.00%

Number of shares outstanding
at end of period***                 1,211,783    1,058,230    1,156,952    1,111,377    1,038,561      965,769      984,847

                                         Year         Year        Year        Year        Year        Year        Year       First
                                          End          End         End         End         End         End         End       Seven
                                        12/31        12/31       12/31       12/31       12/31       12/31       12/31      Months
                                         1993         1992        1991        1990        1989        1988        1987     4/30/83
                                                                                                                              ****
NET ASSET VALUE AT BEGINNING
OF PERIOD                              $29.95       $29.19      $24.62      $27.57      $22.55      $18.85      $22.43      $12.50
                                       ------       ------      ------      ------      ------      ------      ------      ------

Investment Income                        $.62         $.62        $.72        $.70        $.73        $.67        $.40        $.38

Expenses                                  .33          .28         .29         .27         .26         .25         .16         .20
                                          ---          ---         ---         ---         ---         ---         ---         ---

Net Investment Income                     .29          .34         .43         .43         .47         .42         .24         .18

Net realized & Unrealized
gain (Loss) on investment                 .58         1.10        5.86       (2.53)       5.41        4.09       (3.21)       3.08
                                          ---         ----        ----       -----        ----        ----       -----        ----

Total from Investment operations          .87         1.44        6.29       (2.10)       5.88        4.51       (2.97)       3.26

Distributions from net
investment income                        (.29)        (.34)       (.43)       (.43)       (.47)       (.42)       (.24)       (.18)

Distributions from net
realized gain                            (.53)        (.34)      (1.29)       (.42)       (.39)       (.39)       (.38)       (.19)
                                         ----         ----       -----        ----        ----        ----        ----        ----

Total Distributions                      (.82)        (.68)      (1.72)       (.85)       (.86)       (.81)       (.62)       (.37)

Net change in net asset value             .05          .76        4.57       (2.95)       5.03        3.71       (3.59)       2.89

Net asset value as of end
of the period (after dividend)          30.00        29.95       29.19       24.62       27.57       22.55       18.85       15.39
                                        =====        =====       =====       =====       =====       =====       =====       =====

Total return

(Sales load not reflected)                2.9%         4.9%       25.6%       (7.6)%      26.0%       23.9%       (2.6)%      10.4%

Net assets, end of period             $31,567      $28,896     $23,931     $16,433     $11,893      $6,162      $4,133        $163

Ratio of operating expense
to net assets**                          1.11%        1.04%       1.18%       1.27%       1.25%       1.24%        .80%       1.08%
Ratio of net investment income
to average net assets**                   .96%        1.25%       1.74%       2.08%       2.20%       2.18%       1.23%       1.69%

Portfolio turnover                      18.36%       13.10%      21.50%      24.70%      14.60%      25.88%       8.57%      74.50%

Number of shares outstanding
at end of period***                 1,026,460      945,006     776,974     646,664     419,212     264,414     212,704      10,592

*    All adjusted for two for one share split on July 26, 1985 and
     January 2, 1990
**   Annualized and includes state taxes
*** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982
**** At this time the fund was on a fiscal year. Table for 1983-1987 is available on request. Deleted to make space.

The accompanying notes are an integral part of these financial statements.

FACTORS THAT AFFECTED PERFORMANCE IN YEAR 2000


The Fund was up 51.76% for the year. This was the best performance since the Fund started in 1982 and it compared with declines in the major stock averages.

The positive performance was particularly due to the Fund's clean energy holdings. Energy prices, particularly the price of natural gas increased substantially in 2000.

The evolving alternate energy technologies in the areas of Fuel Cells and Solar Energy caught investors' attention. The share prices of these alternate energy investments were extremely volatile. A number of the "pure play" alternate energy companies owned by the Fund have no earnings or meager earnings and the share prices reflect investors' expectations of future profits.

The election of President Bush in November caused some investor anxiety about alternate energy shares as he is viewed as less friendly than his opponent toward the sector. The Fund maintained its investments in clean energy and the environment, albeit with some trepidation.

By year's end California was facing an energy crisis as difficulties with utility deregulation threatened major California utilities with bankruptcy. The Fund does not own any of the threatened utilities, but it does own shares of companies which sold power or natural gas to those utilities.

The formerly high flying telecommunication and computer technology stocks, which the Fund did not and does not own, and which had boosted the market averages in past years, came down to earth. The Federal Reserve Banks several interest rate increases in 1999 and early 2000 slowed the economy.

The Fund's strategy is to find alternate energy investments and other environmentally oriented investments with a concern for socially responsible corporate behavior. The companies should be viable with a promise of growth for our shareholders and produce a benefit to the community.

                                     Fund             S&P 500       Russell 2000

          01/01/91              $9,525.00          $10,000.00         $10,000.00
              1991             $11,959.50          $13,000.10         $14,604.00
              1992             $12,548.20          $13,966.40         $17,293.00
              1993             $12,910.50          $15,361.20         $20,558.00
              1994             $12,431.00          $15,618.10         $20,183.00
              1995             $14,854.30          $21,394.90         $25,925.00
              1996             $16,631.90          $26,290.80         $30,201.00
              1997             $18,696.70          $35,121.10         $36,955.00
              1998             $16,821.30          $45,185.10         $36,014.00
              1999             $18,304.30          $54,716.10         $43,670.00
              2000             $27,779.00          $49,719.70         $42,350.00

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000

COMMON STOCKS:    79.70%

                                               SHARES           MARKET VALUE
ALTERNATE ENERGY AS A GROUP:       42.01%

ALTERNATE ENERGY (GENERAL):        12.23%
*Americas Power Partners Inc.                   30000         $     22,500.00
*Calpine                                        70000            3,154,375.00
*Capstone Turbine Corp.                          5000              140,000.00
*Evercel Inc.                                    5000               45,625.00
 Idacorp                                        63000            3,090,937.50
                                                              ---------------
                                                                 6,453,437.50
                                                              ---------------
ALTERNATE ENERGY (FUEL CELL):      23.50%
*Ballard Power Systems                           7500              473,671.88
*FuelCell Energy, Inc.                         150000           10,284,375.00
*H Power Corp.                                  15000              115,312.50
*Mechanical Technology                         180000              630,000.00
*Medis Technologies Ltd.                        10000              162,500.00
*Plug Power                                     50000              734,375.00
                                                              ---------------
                                                                12,400,234.38
                                                              ---------------
ALTERNATE ENERGY (SOLAR CELL):     06.28%
*AstroPower                                     60000            1,882,500.00
*Emcore                                         25000            1,175,000.00
*Evergreen Solar Inc.                           20000              135,000.00
*Spire Corporation                              30000              121,875.00
                                                              ---------------
                                                                 3,314,375.00
                                                              ---------------
CLEAN WATER:                       08.90%
American Water Works                           100000            2,937,500.00
Ameron                                          30000            1,117,500.00
Pall Corp.                                      30000              639,375.00
                                                              ---------------
                                                                 4,694,375.00
                                                              ---------------
ENERGY CONSERVATION
(ELECTRIC):                        04.33%
*American Superconductor Corp.                  25000              714,062.50
*Cree                                           30000            1,065,937.50
*Intermagnetics General Corp.                   30150              505,012.50
                                                              ---------------
                                                                 2,285,012.50
                                                              ---------------
NATURAL FOODS:                     01.34%
*United Natural Foods                           40000              705,000.00
                                                              ---------------

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                               SHARES           MARKET VALUE
ENVIRONMENTAL (GENERAL):           01.17%
*Flow International                             40000         $    440,000.00
Johnson Outdoors, Inc.                          30000              176,250.00
                                                              ---------------
                                                                   616,250.00
                                                              ---------------
RECYCLING:                         01.23%
Caraustar Industries                            10000               93,750.00
Commercial Metals                               25000              556,250.00
                                                              ---------------
                                                                   650,000.00
                                                              ---------------
NATURAL GAS
TRANSMISSION & DISTRIBUTION:       16.91%
El Paso Energy Corp.                            47000            3,366,375.00
Keyspan                                         80000            3,390,000.00
Kinder Morgan                                   20000            1,043,750.00
NUI Corp.                                       35000            1,126,562.50
                                                              ---------------
                                                                 8,926,687.50
                                                              ---------------
OTHER (FUEL CELL COMPONENTS):      02.13%
Delphi                                         100000            1,125,000.00
                                                              ---------------

OTHER (INDUSTRIAL GASES
& COAL GASIFICATION):              01.68%
Praxair                                         20000              887,500.00
                                                              ---------------


TOTAL COMMON STOCK (COST $25,780,524.60)                      $ 42,057,871.88
----------------------------------------                      ===============

MARKET DEPOSITS AND U.S. TREASURY BILLS:
SOCIALLY CONCERNED BANKS
Alternatives Federal Credit Union                             $    100,000.00
Chittenden Bank                                                    100,000.00
Community Capital Bank                                             100,000.00
South Shore Bank                                                   100,000.00

U.S. Treasury Bills (Cost $10,341,251.72)                       10,373,245.06
                                                              ---------------

TOTAL MARKET DEPOSITS AND TREASURY BILLS                        10,773,245.06
                                                              ===============

Total Common Stock (79.70%)                                   $ 42,057,871.88
Bank Money Market and U.S. Treasury bills (19.66%)              10,773,245.06
                                                              ---------------
TOTAL INVESTMENTS                                             $ 52,831,116.94
                                                              ===============

*Securities for which no cash dividends were paid during the fiscal year.

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                     ASSETS

Investment securities at market value
(Cost: $25,780,524.60) (Notes 2A and 5).......................  $ 42,057,871.88
Bank Money Market deposits....................................       400,000.00
U.S.Treasury Bills at market..................................    10,373,245.06
Cash..........................................................       307,875.89
Receivables:  Dividends.......................................        18,482.00
              Interest........................................           999.31
              Portfolio securities sold.......................       226,742.42
              Subscriptions...................................        95,301.96
                                                                ---------------
TOTAL ASSETS                                                    $ 53,480,518.52
                                                                ===============

                                   LIABILITIES

Payables:
Securities purchased..........................................  $    281,030.00
Redemptions payable...........................................         5,031.88
Advisory fee..................................................        30,365.85
Transfer Agent and Fund Pricing-PFPC, Inc.....................        20,105.75
Other.........................................................        17,812.86

Dividend distribution payable.................................       351,978.35
                                                                ---------------

TOTAL LIABILITIES ............................................       707,025.69
                                                                ---------------
NET ASSETS                                                      $ 52,773,492.83
----------                                                      ===============

                             ANALYSIS OF NET ASSETS

Net capital paid in shares of capital stock...................  $ 36,495,823.32
Distributable earnings........................................    16,277,669.51
                                                                ---------------

NET ASSETS (equivalent to $41.29 per share based on
1,278,028.103 shares of capital stock outstanding)              $ 52,773,492.83
                                                                ===============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDING DECEMBER 31, 2000

INVESTMENT INCOME:

Dividends......................................................  $   483,292.75
Interest.......................................................      476,413.69
                                                                 --------------
Total Income...................................................      959,706.44
                                                                 --------------

EXPENSES:

Management fee (note 4)........................................      326,634.02
Custodian fees:  United Missouri Bank..........................       22,540.00
State taxes....................................................          431.88
Auditor........................................................        4,836.00
Directors......................................................        2,679.12
Filing fees....................................................       11,199.60
Postage and printing...........................................       14,640.00
Bond and insurance.............................................        6,474.54
Transfer Agent-PFPC............................................       43,920.00
Fund Pricing-PFPC..............................................       33,977.50
Other (primarily Transfer Agent related fees)..................       36,497.59
                                                                 --------------
Total Expenses.................................................      503,830.25
                                                                 --------------

NET INVESTMENT INCOME..........................................      455,876.19
                                                                 --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

REALIZED GAIN ON INVESTMENTS (NOTE 2B & 5)

Proceeds from sales............................................   21,588,711.00
Cost of securities sold........................................   19,018,855.09
                                                                 --------------
Net Realized Gain..............................................    2,569,855.91
                                                                 --------------

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:

Beginning of period............................................    2,757,452.85
End of period..................................................   16,277,347.28
                                                                 --------------
Total Unrealized Appreciation (Depreciation) For The Period....   13,519,894.43
                                                                 --------------

Net Realized And Unrealized Gain (Loss) On Investments.........   16,089,750.34
                                                                 --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $16,545,626.53
                                                                 ==============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                DECEMBER 31, 2000

                                                               Year End            Year End
                                                               12/31/00            12/31/99

FROM INVESTMENT ACTIVITIES:

Net investment income                                      $   455,876.19      $   292,440.39
Net realized gain from security transactions                 2,569,855.91        1,936,440.15
Unrealized appreciation (depreciation) of investments       13,519,894.43          402,437.36
                                                           --------------      --------------
Increase (decrease) in net assets derived from
investment activities                                       16,545,626.53        2,631,319.90
                                                           --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income dividends to shareholders          (455,376.84)        (292,386.17)

Distributions to shareholders                               (2,569,911.98)      (1,936,440.27)

FROM CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) from
Capital transactions (note 3)                                6,697,208.80         (868,251.00)

INCREASE (DECREASE) IN NET ASSETS:                          20,217,531.28         (465,757.54)

NET ASSETS AT:

Beginning of the period                                     32,555,961.55       33,021,719.09
                                                           --------------      --------------

END OF THE PERIOD                                          $52,773,492.83      $32,555,961.55
                                                           ==============      ==============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                      NOTES TO FINANCIAL STATEMENT FOR THE
                         PERIOD ENDING DECEMBER 31, 2000

1) ORGANIZATION - The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations September 3, 1982.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles:

A. SECURITY VALUATION - Listed investments are stated at the last sale price at the closing of the New York Stock Exchange, the American Stock Exchange and the NASD National Market System on December 31, 2000 and at the mean between the bid and asked price on the over the counter market. The investment objective of the Fund is to seek long term capital gains by investing in common stocks that provide a contribution to a clean and sustainable environment.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). Realized gains and losses from security transactions are reported on a first in, first out basis if not traded on the day of valuation. Short-term notes are stated at amortized cost which approximates fair value.

C. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Expenses are accrued on a daily basis.

D. FEDERAL INCOME TAXES - No provision for federal income tax is believed necessary since the Fund intends to distribute all its taxable income to comply with the provisions of the Internal Revenue Code applicable to investment companies. The aggregate cost of the securities owned by the Fund on December 31, 2000 for federal tax purposes is $25,780,524.60.

3) CAPITAL STOCK - There are 8,000,000 shares of $1.00 par value capital stock authorized. On December 31, 2000, there were 1,278,028.103 shares outstanding after the dividend. There were 1,211,783.131 shares before the dividend. Aggregate paid in capital including reinvestment of dividends was $36,495,823.32. Transactions in capital stock were as follows:

                                          Year End 12/31/00                     Year End 12/31/99
                                          -----------------                     -----------------
                                       Shares       Dollar Amount            Shares       Dollar Amount
Capital stock sold                  215,002.185    $ 9,141,665.09          46,069.906    $ 1,374,751.12
Capital stock issued
Reinvestment of dividends            64,651.702    $ 2,673,343.38          69,268.047    $ 1,998,381.51
Redemptions                        (129,982.632)   $(5,117,799.67)       (143,934.592)   $(4,241,383.63)
                                   ------------    --------------        ------------    --------------
Net Increase (Decrease)             149,671.255    $ 6,697,208.80         (28,596.639)   $  (868,251.00)
                                   ============    ==============        ============    ==============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Pursuant to agreements, Accrued Equities, Inc. serves as investment advisor to the Fund. The Fund pays to Accrued Equities, Inc. an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; and 0.50% of net assets over $30 million and 0.45% of assets over $100 million. If the net annual expenses of the Fund (other than interest, taxes, brokerage commissions, extraordinary expenses) exceed the most restrictive limitation imposed by any state in which the Fund has registered its securities for

                           NEW ALTERNATIVES FUND, INC.
                      NOTES TO FINANCIAL STATEMENT FOR THE
                         PERIOD ENDING DECEMBER 31, 2000

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (continued):

sale, Accrued Equities, Inc. reduces its management fee by the amount of such excess expenses. The annualized expense ratio for the period ended December 31, 2000 was 1.11%. The Fund pays no remuneration to its officers, two of whom are also officers of Accrued Equities, Inc.. Accrued Equities, Inc. is the principal underwriter for the Fund. There is a commission of 4.75% on most new sales. The commission will be shared with other brokers who actually sell new shares. Their share of the commission may vary. The Fund paid Accrued Equities, Inc. $48,591 in underwriting fees in 2000. The Fund also paid Accrued Equities, Inc. $100,013 in commissions in 2000.

5) PURCHASES AND SALES OF SECURITIES - During the Year ended December 31, 2000 the aggregate cost of securities purchased totaled $21,883,358.00. Net realized gains were computed on a first in, first out basis. The amount realized on sales of securities for the Year ended December 31, 2000 was $21,588,711.00.

                            JOSEPH A. DON ANGELO, CPA
                             DON ANGELO & ASSOCIATES
                         22 JERICHO TURNPIKE, SUITE 100
                             MINEOLA, NEW YORK 11501


                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and
Board of Directors of
New Alternatives Fund, Inc.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2000, and the related statements of operations and statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The 1999 financial statements, including the 1999 portion of the statements of changes in net assets, and the 1999 and the prior years financial highlights were audited by other auditors whose report, dated February 8, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in net assets for the year then ended, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


Joseph A. Don Angelo, CPA
Mineola, New York
February 9, 2001